EXHIBIT 10.73


                            AMENDMENT NUMBER FIVE TO
                       SECURED CONVERTIBLE PROMISSORY NOTE


         THIS AMENDMENT NUMBER FIVE TO SECURED CONVERTIBLE PROMISSORY NOTE (this "AMENDMENT") is made and entered into as of the 26th day of September, 2004, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "BORROWER"), and __________ ("HOLDER").

                                    RECITALS

         A. The Company has issued in favor of Holder a Secured Convertible Promissory Note, dated as of May 23, 2001, in the original principal amount of $_________, which note has been amended by that certain Amendment No. One to Secured Convertible Promissory Note, dated as of December 19, 2001, by that certain Amendment No. Two to Secured Convertible Promissory Note, dated as of October 4, 2002, by that certain Amendment Number Three to Secured Promissory Note dated as of December 31, 2003, and that certain Amendment No. Four to Secured Convertible Promissory Note, dated as of March 30, 2004 (as amended, the "CONVERTIBLE NOTE").

         B. The Parties are delivering this Amendment pursuant to that certain Letter Agreement, dated as of September 26, 2004.

         C. The Company and Borrower each desire to further amend the Convertible Note to change the Maturity Date and the definition of Purchase Agreement as provided herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Convertible Note. "Purchase Agreement" as used in the Convertible Note shall mean that certain Note and Warrant Purchase Agreement dated as of April 19, 2001 (together with all schedules and exhibits thereto, the "Original Purchase Agreement"), as amended, that certain Letter Agreement dated as of March 30, 2004 by and between Borrower and each Holder, providing for, among other things, an extension of the Maturity Date, that certain Letter Agreement dated as of September 26, 2004 by and between the Borrower and each Holder, providing for, among other things, an additional extension of the Maturity Date, including, in all cases, the Transaction Documents related thereto, as amended, all of which agreements, including the Transaction Documents, as amended are deemed to be amendments and supplements to the Original Purchase Agreement and thus, a part of the "Purchase Agreement" as defined herein.


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         2.       MATURITY  DATE.  The  Convertible  Note is hereby  amended  to change the definition of "Maturity Date" therein to mean September 26, 2005.

         3. MISCELLANEOUS. Except as expressly set forth in this Amendment, all of the terms of the Convertible Note shall remain in full force and effect. All references in the Convertible Note to "Convertible Note", "hereunder", "hereof", or words of like import referring to the Convertible Note shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment and any amendments to the Purchase Agreement. All references to the Convertible Note in the Note and Warrant Purchase Agreement, the Security and Pledge Agreement and the Guaranty executed as of May 23, 2001 in connection with the Convertible Note, and in the Investors Rights Agreement executed as of December 19, 2001, shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment and by any amendments to the Purchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

                                    BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                    a Delaware corporation

                                    By:
                                           -------------------------------------
                                           Tyler Tarr
                                    Title: Chief Financial Officer


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